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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           April 10, 1997
                                                    ----------------------------

                     Cross-Continent Auto Retailers, Inc.
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            (Exact name of registrant as specified in its charter)

     Delaware                         333-06585              75-2653095
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     (State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)                File Number)           Identification No.)

             1201 South Taylor Street, Amarillo, TX             79101
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             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code       (806) 374-8653
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                                not applicable
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        (Former name or former address, if changed since last report.)
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Item 2.  Acquisition or Disposition of Assets.

     On April 10, 1997, Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "Company"), purchased (i) all of the outstanding capital stock (the "Dealership Shares") of each of (A) Douglas Toyota, Inc., a Colorado corporation (the "Colorado Dealership"), and (B) Toyota West Sales and Service, Inc., a Nevada corporation (the "Nevada Dealership," and together with the Colorado Dealership, the "Dealerships"); (ii) certain real estate to be used in connection with the Colorado Dealership (the "Colorado Property"); and (iii) certain real estate to be used in connection with the Nevada Dealership (the "Nevada Property").

     The Dealership Shares were purchased in exchange for an aggregate consideration consisting of 279,720 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), cash in the amount of $28,000,000 and a promissory note in the principal amount of $7,000,000. The Colorado Property was purchased for consideration consisting of a promissory note in the principal amount of $2,000,000, secured by certain assets. The Nevada Property was purchased for consideration consisting of a promissory note in the principal amount of $5,500,000, secured by certain assets. The cash portion of the purchase price for the Dealerships was provided by $22,000,000 of the proceeds from the Company's initial public offering of the Common Stock in September 1996 and $6,000,000 of borrowings from Amarillo National Bank evidenced by a promissory note.

     In connection with the foregoing transactions, Mr. R. Douglas Spedding, the sole shareholder of each of the Dealerships, entered into an employment agreement with the Company under which he agreed to be employed by the Company until April 1, 2000. Additionally, the Company entered into an employment agreement with Mr. Douglas J. Spedding under which he agreed to be employed by the Company until June 1, 2000. The Company also granted Mr. R. Douglas Spedding the right to include his shares of Common Stock acquired in the acquisition of the Dealerships in certain registrations of the Common Stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.
     (b) Pro Forma Financial Information.

     As of the date of this Report, it is impracticable to provide the required financial statements and pro forma financial information relating to the Dealerships. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is filed with the Securities and Exchange Commission.

     (c) Exhibits.

     2.1 Stock Purchase Agreement, dated as of January 23, 1997, by and between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request) (previously filed as an exhibit to Cross-Continent Auto Retailers, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1996, incorporated herein by reference)

     2.2 Amendment to Stock Purchase Agreement, dated as of April 1, 1997, by and between Cross-Continent Auto Retailers, Inc. and
         R. Douglas Spedding

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     2.3    Purchase Agreement, dated as of March 1, 1997, between RDS, Inc. and
            Cross-Continent Auto Retailers, Inc. (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request)

     2.4 Purchase Agreement, dated as of March 1, 1997, between R. Douglas Spedding and Cross-Continent Auto Retailers, Inc. (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request)

     4.1 Registration Rights Agreement, dated as of April 1, 1997, by and between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding

     10.1 Employment Agreement, dated as of April 1, 1997, by and between R. Douglas Spedding and Cross-Continent Auto Retailers, Inc.

     10.2 Employment Agreement, dated as of April 1, 1997, by and between Douglas J. Spedding and Cross-Continent Auto Retailers, Inc.

     10.3 Promissory Note, dated April 1, 1997, by Cross-Continent Auto Retailers, Inc. to the order of R. Douglas Spedding in the principal amount of $7,000,000

     10.4 Promissory Note, dated April 4, 1997, by Cross-Continent Auto Retailers, Inc. to Amarillo National Bank in the principal amount of $6,000,000

     10.5 Documents, dated April 10, 1997, relating to promissory note by Cross-Continent Auto Retailers, Inc. to the order of RDS, Inc. in the principal amount of $2,000,000

        10.5.1 Promissory Note by Cross-Continent Auto Retailers, Inc. to the order of RDS, Inc.

        10.5.2 Security Agreement between Cross-Continent Auto Retailers, Inc. and RDS, Inc.

        10.5.3 Deed of Trust between Cross-Continent Auto Retailers, Inc. and RDS, Inc.

     10.6 Documents, dated April 10, 1997, relating to promissory note by Cross-Continent Auto Retailers, Inc. to the order of R. Douglas Spedding in the principal amount of $5,500,000

        10.6.1 Promissory Note by Cross-Continent Auto Retailers, Inc. to the order of R. Douglas Spedding

        10.6.2 Security Agreement between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding

        10.6.3 Deed of Trust between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding

     10.7 Release and Indemnification Agreement, dated as of April 10, 1997, between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding

     99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on April 10, 1997

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                         CROSS-CONTINENT AUTO RETAILERS, INC.



Date:  April 25, 1997      By:  /s/ James F. Purser
                                ------------------------------------------------
                           Name:  James F. Purser
                           Title:  Chief Financial Officer

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                                 EXHIBIT INDEX

2.1 Stock Purchase Agreement, dated as of January 23, 1997, by and between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request) (previously filed as an exhibit to Cross-Continent Auto Retailers, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1996, incorporated herein by reference)
2.2 Amendment to Stock Purchase Agreement, dated as of April 1, 1997, by and between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding
2.3 Purchase Agreement, dated as of March 1, 1997, between RDS, Inc. and Cross-Continent Auto Retailers, Inc. (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request)
2.4 Purchase Agreement, dated as of March 1, 1997, between R. Douglas Spedding and Cross-Continent Auto Retailers, Inc. (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request)
4.1 Registration Rights Agreement, dated as of April 1, 1997, by and between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding.
10.1 Employment Agreement, dated as of April 1, 1997, by and between R. Douglas Spedding and Cross-Continent Auto Retailers, Inc.
10.2   Employment Agreement, dated as of April 1, 1997, by and between Douglas
       J. Spedding and Cross-Continent Auto Retailers, Inc.
10.3 Promissory Note, dated April 1, 1997, by Cross-Continent Auto Retailers, Inc. to the order of R. Douglas Spedding in the principal amount of $7,000,000
10.4 Promissory Note, dated April 4, 1997, by Cross-Continent Auto Retailers, Inc. to Amarillo National Bank in the principal amount of $6,000,000
10.5 Documents, dated April 10, 1997, relating to promissory note by Cross-Continent Auto Retailers, Inc. to the order of RDS, Inc. in the principal amount of $2,000,000
   10.5.1 Promissory Note by Cross-Continent Auto Retailers, Inc. to the order of RDS, Inc.
   10.5.2 Security Agreement between Cross-Continent Auto Retailers, Inc. and RDS, Inc. Deed of Trust between Cross-Continent Auto Retailers, Inc. and RDS, Inc.
   10.5.3 Deed of Trust between Cross-Continent Auto Retailers, Inc. and RDS,
          Inc.
10.6 Documents, dated April 10, 1997, relating to promissory note by Cross-Continent Auto Retailers, Inc. to the order of R. Douglas Spedding in the principal amount of $5,500,000
   10.6.1 Promissory Note by Cross-Continent Auto Retailers, Inc. to the order of R. Douglas Spedding
   10.6.2 Security Agreement between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding
   10.6.3 Deed of Trust between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding
10.7 Release and Indemnification Agreement, dated as of April 10, 1997, between Cross-Continent Auto Retailers, Inc. and R. Douglas Spedding
99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on April 10, 1997